Exhibit 99.1

FOR IMMEDIATE RELEASE

Celsius Holdings, Inc. Reports Record Fourth Quarter and Full Year 2020 Financial Results

Distribution Expansion and Robust Demand for Portfolio Continues to Drive Momentum;

Annual Revenue Grows 74% Exceeding $130 Million

US Annual Revenue Grows 60% to 96 Million

BOCA RATON, FL, March 11, 2021/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today reported financial results for the fourth quarter and full year ended December 31, 2020. Management will host a conference call today at 10:00 a.m. Eastern Time to discuss the results with the investment community.

A PDF containing our fourth quarter and full year 2020 results and full financial tables is available at:

www.celsiusholdingsinc.com/Q4_FY_2020

To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

US: 877-709-8150

International: 201-689-8354

An audio replay of the call will be available on the Company's website at:

https://www.celsiusholdingsinc.com/press-releases/

About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH), is a global company with a proprietary, clinically proven formula for its master brand CELSIUS® and all its sub-brands. A lifestyle fitness drink and a pioneer in the rapidly growing performance energy sector, CELSIUS® has five beverage lines that each offer proprietary, functional, healthy-energy formulas clinically-proven to offer significant health benefits to its users. The five lines include, CELSIUS® Originals, CELSIUS HEAT™, CELSIUS® BCAA +Energy, CELSIUS® On-the-Go, and CELSIUS® Sweetened with Stevia. CELSIUS® has zero sugar, no preservatives, no aspartame, no high fructose corn syrup, and is non-GMO, with no artificial flavors or colors. The CELSIUS® line of products is Certified Kosher and Vegan. CELSIUS® is also soy and gluten-free and contains very little sodium. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. CELSIUS® is sold nationally at Target, CVS, Walmart, GNC, Vitamin Shoppe, 7-Eleven, Dick's Sporting Goods, The Fresh Market, Sprouts and other key regional retailers such as HEB, Publix, Winn-Dixie, Harris Teeter, Shaw's and Food Lion. It is also available on Amazon, at fitness clubs and in select micro-markets across the country. For more information, please visit: http://www.celsiusholdingsinc.com

Investor Relations:
Cameron Donahue
(651) 707-3532
cdonahue@celsius.com

CELSIUS HOLDINGS

Nasdaq: CELH

Celsius Holdings Announces Record Fourth Quarter and Full Year 2020 Financial Results

US Fourth Quarter 2020 Revenue Grows 66% to $28.4 Million up from $17.1 Million

Flash Financials $(000)'s	4th Q 2020	4th Q 2019	% Change	FY 2020	FY2019	% Change
Revenue	$35.7	$24.1	48%	$130.7	$75.1	74%
N. America	$28.4	$17.1	66%	$95.5	$59.7	60%
International	$7.3	$7.1	3%	$35.3	$15.5	131%
Gross Margin %	48.9%	41.9%	700 BPS	46.6%	41.7%	490 BPS
EBITDA*	$3.0	$0.6	401%	$15.3	$4.0	283%
Income	$1.7	$(1.2)	100%	$8.5	$10.0** $4.0*	-15%** 113%*

*Adjusted EBITDA excluding one-time

**Inclusive of a $12.1 million net gain recognized for the establishment of a note receivable related to the business model change in China in 2019

4th Quarter 2020 Highlights

- Revenue of $35.7 million, up 48% from $24.1 million in the year ago quarter
    - Domestic revenue increased 66% to $28.4 million, up from $17.1 million in the year ago quarter. The increase was driven by continued strong double-digit growth in traditional channels of trade and expansion with world class retail and distribution partners.
    - The Fitness channel saw a sequential increase of 53% in sales from the third quarter and grew 22% versus the year ago quarter as COVID-19 restrictions began easing.
- International revenue increased 3% to $7.3 million, from $7.1 million in the year ago quarter.
    - Nordic revenues increased by 2% to $6.9 million which was impacted by FAST Bar production delays due to COVID-19 and timing of promotional activities during the quarter.
    - Revenues from other International markets totaled $340,000, which included royalty revenues from China of $200,000 and $140,000 from all other international markets (e.g., Malaysia, Hong Kong, Australia, Caribbean, etc.).

Growth Trends in Revenue By Quarter (Unaudited)
$42.0
$37.0
$32.0
$27.0
$22.0
$17.0
$12.0
$7.0
$2.0
($3.0)
Q1'18 $12.1 $4.0 $8.1
Q2'18 $9.3 $0.8 $8.5
Q3'18 $16.6 $5.2 $11.4
Q4'18 $14.6 $3.6 $11.0
Q1'19 $14.5 $3.1 $11.4
Q2'19 $16.1 $1.7 $14.4
Q3'19 $20.4 $3.7 $16.8
Q4'19 $24.1 $7.1 $17.1
Q1'20 $28.2 $8.8 $19.4
Q2'20 $30.0 $9.2 $20.8
Q3'20 $36.8 $10.0 $26.9
Q4'20 $35.7 $7.3 $28.4
U.S
Int.

- Gross profit of $17.4 million, up 74% from $10.0 million in the year ago quarter
- Gross profit margins total 48.9% (57.2% excluding outbound freight) of revenues
- Net Profit of approximately $1.7 million compared to a loss of $1.2 million in the year ago quarter.
- Non-GAAP Adjusted EBITDA excluding one-time charges of approximately $3.04 million, compared to $0.6 million in the year ago quarter.

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2020 Year over Year Highlights

- Revenue of $130.7 million, up 74% from $75.1 million in the 2019 period
  - Domestic revenue increased 60% to $95.5 million, up from $59.7 million in the 2019 period
  - Fitness channel decreased 6% from the prior year as a result of COVID-19 restrictions but saw YoY growth in the 4th quarter as COVID-19 restrictions began easing.
- International revenue increased 128% to $35.3 million, from $15.5 million in the 2019 period
  - Nordic revenues increased by 133% to $33.7 million due to consolidation of revenues from the acquisition of our Nordic distribution partner in October of 2019.
  - Revenues from other International markets totaled $1.5 million which included royalty revenues from China of $769,000 and $731,000 from all other international markets (e.g., Malaysia, Hong Kong, Australia, Caribbean, etc.).
- Gross profit of $60.9 million, up 95% from $31.3 million in the 2019 period
- Gross profit margins total 46.6% (53.9% excluding outbound freight) of revenues

Financial Profile YoY (Unaudited)
In Millions
$140
$120
$100
$80
$60
$40
$20
$0
$8
$9
$12
$14
$16
$35
$9
$14
$24
$39
$60
$95
$17
$23
$36
$53
$75
$130
International
Domestic
Full Company
2015
2016
2017
2018
2019
2020

- Net Profit of approximately $8.5 million compared to a net income of $10.0* million in the 2019 period
  - * Inclusive of a $12.1 million net gain recognized for the establishment of a note receivable related to the business model change in China in 2019
- Non-GAAP Adjusted EBITDA excluding one-time charges totaled a profit of approximately $15.3 million compared to $4.0 million in 2019.

** The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA, a non-GAAP financial measure, may provide users with additional insights into operating performance.*

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Distribution Highlights

CELSIUS BRAND
PERFORMANCE VS. CATEGORY

CELSIUS. **OUTPACING GROWTH 10X**

Trend forward functional energy brand has gained momentum as CELSIUS® is growing faster than the category, at a reported 64.7%, year to date

(Last 52 Weeks Ending 12.27.2020, SHELF STABLE FUNCTIONAL BEVERAGE, SPINSscan Conventional Markets: TOTAL US—MULO, Natural and Convenience Channels)

ENERGY
HEALTHY ENERGY
FUNCTIONAL ENERGY
SPORTS PERFORMANCE
HEALTH & WELLNESS
Red Bull
REIGN
C4
FITAID
CELSIUS OUPACING GROWTH ACROSS MULTIPLE CONVENIENCE CHANNELS
RUNA
UPTIME
neuro

⇒ US store count now exceeds 82k locations nationally, growing 18k doors from the same point in 2019, with additional expansion planned into 2021 as several retailers have delayed planogram resets

⇒ Secured additional distribution agreements with partners in the Anheuser-Busch InBev, PepsiCo, Keurig Dr. Pepper and MillerCoors networks, further expanding availability to new regions as Celsius builds out its national distribution network, which now includes over 150 regional direct store delivery (DSD) partner distribution centers which covers approximately 85% of major metropolitan markets including Chicago and San Francisco.

⇒ Transitioned 1,027 Target stores, 950 CVS stores, 750 Walmart stores & 400 7-Eleven stores over from wholesale to Big Geyser in NYC and other DSD distribution partners regionally and have seen volumes more than double with additional divisions and retail partners planned to transition to DSD through 2021.

- In Q4, Celsius added a new dedicated co-packer plant partnership located on the East Coast. This new dedicated facility expands our existing co-packer network to 8 active facilities strategically located to improve operational efficiencies.

- Launched Celsius branded cooler program in the first quarter with the first phase of approximately 1,000 coolers rolling out to support our new DSD distribution partners. Initial data shows ROI in ~3 months, with 200+% velocity in same store sales. To date, the company has placed 200 coolers in to key markets and retail partners.

Key New Team Members

Tony Guilfoyle: Tony joins Celsius as the Executive Vice President Sales North America and brings over 20 years of extensive sales leadership and beverage experience. Prior to Celsius, Tony most recently served 11 years as Senior Vice President of Sales for Rockstar Energy and was instrumental in establishing and developing a top performing national sales organization. In addition, Tony brings extensive key account, category management, distributor management, and expertise building high performance teams.

Alexandre Ruberti: Alexandre was recently added to the Board of Directors for Celsius bringing over 25 years of beverage sales and distribution experience, as well as having recently served as President of Red Bull Distribution Company (RBDC) in the United States, and Executive Vice President of Sales for Red Bull North America. Alexandre Ruberti Appointed to Celsius Holdings Board of Directors - Celsius Holdings Inc.

…………..

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SKU Expansion and Innovation

CELSIUS
LIVE FIT
SPARKLING
STRAWBERRY GUAVA

CELSIUS
20
BLUEBERRY FROST
200 MG KOFFEIN

FAST

US: Strawberry Guava, Fast protein bar portfolio to launch in the US through Amazon in Q2 2021

Nordics: Q4 Limited Edition Blueberry Frost

INNOVATIVE PORTFOLIO CAPITALIZING ON TODAY'S HEALTH & WELLNESS TRENDS

ESG Commitment

At Celsius, our culture, vision and corporate practices have always been rooted in the key principles that represent ESG accountability. As we have increased our public visibility, both with consumers and the investment community, it is paramount that we articulate this dedication. With that, the company is currently in the process reviewing best reporting practices to ensure all material components of ESG are covered in our initial report.

John Fieldly, CEO

Conference Call

Management will host a conference call today, Thursday, March 11, 2021 at 10:00 a.m. ET to discuss the results with the investment community.

U.S.:	877-709-8150
International:	201-689-8354

Disclosures can be found on the Company's online disclosure portal at: https://www.celsiusholdingsinc.com/sec-filings/

About Celsius Holdings, Inc.

Forward-Looking Statements

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this press release.

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Financial Tables

Celsius Holdings, Inc.
Consolidated Balance Sheet

	December 31, 2020 (1)	December 31, 2019 (1)
ASSETS		
Current assets:		
Cash	$ 43,248,021	$ 23,090,682
Accounts receivable-net (note 2)	14,986,213	7,774,618
Note receivable-current (note 6)	1,885,887	1,181,116
Inventories-net (note 4)	18,403,622	15,292,349
Prepaid expenses and other current assets (note 5)	14,626,922	4,170,136
Total current assets	93,150,665	51,508,901
Notes receivable (note 6)	9,429,437	10,630,040
Property and equipment-net (note 8)	579,377	132,889
Right of use assets-operating leases (note 7)	836,038	395,828
Right of use assets-financial leases (note 7)	162,119	413,638
Long term security deposits	122,733	104,134
Intangibles (note 9)	16,590,083	17,173,000
Goodwill (note 9)	10,419,321	10,023,806
Total Assets	**$ 131,289,773**	**$ 90,382,236**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable and accrued expenses (note 11)	$ 25,412,753	$ 17,292,647
Lease liability obligation-operating leases (note 7)	321,283	294,916
Lease liability obligation-financial leases (note 7)	205,824	354,158
Bonds payable-net (note 13)	-	8,634,279
Other current liabilities (note 12)	425,232	107,399
Total current liabilities	26,365,092	26,683,399
Long-term liabilities:		
Lease liability obligation-operating leases (note 7)	514,948	107,311
Lease liability obligation-financial leases (note 7)	82,290	132,537
Total Liabilities	**26,962,330**	**26,923,247**
Commitments and contingences (note 18)		
Stockholders' Equity:		
Common stock, $0.001 par value; 100,000,000 shares authorized, 72,262,829 and 68,941,311 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively (note 15)	72,263	68,942
Additional paid-in capital	159,884,154	127,552,998
Accumulated other comprehensive loss	(202,142)	(753,520)
Accumulated deficit	(55,426,832)	(63,409,431)
Total Stockholders' Equity	104,327,443	63,458,989
Total Liabilities and Stockholders' Equity	**$ 131,289,773**	**$ 90,382,236**

(1) Derived from Audited Financial Statements

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Celsius Holdings, Inc.
Consolidated Statements of Operations

	For the three months ended December 31, (Unaudited)		For the twelve months ended December 31, [1]	
	2020	2019	2020	2019
Revenue (note 3)	$ 35,664,512	$ 24,115,120	$ 130,725,777	$ 75,146,546
Cost of revenue (note 2)	18,239,498	14,022,765	69,752,032	43,844,733
Gross profit	17,425,014	10,092,355	60,973,745	31,301,813
Selling and marketing expenses	11,234,425	7,042,812	34,875,339	21,129,722
General and administrative expenses	5,727,397	4,371,156	18,187,406	11,620,534
Total operating expenses	16,961,822	11,413,968	53,062,745	32,750,256
Income/(loss) from operations	**463,192**	**(1,321,613)**	**7,911,000**	**(1,448,443)**
Other Income (Expense):				
Interest income on note receivable	87,112	93,657	355,821	381,728
Interest expense	-	(160,937)	-	(509,430)
Interest expense on bonds	(40,355)	-	(431,813)	-
Interest on other obligations	(2,604)	(45,538)	(16,004)	(57,579)
Amortization of discount on notes payable	-	-	-	(707,286)
Amortization of discount on bonds payable	(70,315)	(119,188)	(576,415)	(119,188)
Amortization of intangibles	429,307	-	-	-
Amortization leases	289,277	-	-	-
Other miscellaneous income/(expense)	(21,486)	(29,579)	(49,100)	(29,579)
Gain on lease cancellations	-	-	152,112	-
Foreign exchange gain/(loss)	1,113,903	-	1,375,925	-
European taxes	(81,500)	-	(81,500)	-
Gain/(loss) on investment repayment-China (Note Receivable)	(384,493)	410,116	-	12,461,037
Total other income (expense)	1,318,846	148,531	729,026	11,419,703
Net income before income taxes	**1,782,038**	**(1,173,082)**	**8,640,026**	**9,971,260**
Income Tax Expense	(116,177)	-	(116,177)	-
Net income	**1,665,861**	**(1,173,082)**	**8,523,849**	**9,971,260**
Other comprehensive income/(loss):				
Foreign currency translation income/(losses)	664,522	11,213	551,378	(60,580)
Comprehensive Income	**2,330,383**	**(1,161,869)**	**9,075,227**	**9,910,680**
Income per share:				
Basic	$ 0.02	$ (0.02)	$ 0.12	$ 0.16
Diluted	$ 0.02	$ (0.02)	$ 0.11	$ 0.16
Weighted average shares outstanding:				
Basic	71,876,874	68,930,494	70,195,085	60,761,995
Diluted	**76,467,833**	**72,562,322**	**74,443,601**	**64,183,399**

[1]-Derived from Audited Financial Statements

Celsius Holdings, Inc.
Reconciliation of Non-GAAP Financial Measure

	Three months ended Dec 31,		Twelve months ended Dec 31,	
	2020	2019	2020	2019
Net income/(loss) available to common stockholders (GAAP measure)	**$ 1,665,861**	**(1,173,082)**	**$8,523,849**	**9,971,260**
Add back:				
Depreciation and amortization expense	304,327	125,798	1,611,191	893,413
Net interest expense	(44,153)	152,898	91,996	225,362
Stock-based compensation	1,621,301	1,477,455	6,340,000	4,831,750
Other Non-Operational (Gains)/Losses-Net	(894,740)	-	(1,281,260)	-
(Gain)/Loss on Note Receivable	384,493	(410,116)	-	(12,461,037
Non-GAAP Adjusted EBITDA	**3,037,089**	**172,953**	**15,285,776**	**3,460,748**
Non-recurring one-time charges:				
Acquisition Costs	-	433,721	-	578,484
Non-GAAP Adjusted EBITDA excluding one-time charges	**$ 3,037,089**	**$ 606,674**	**$ 15,285,776**	**$ 4,039,232**

** The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA, a non-GAAP financial measure, may provide users with additional insights into operating performance.*

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